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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Bay View Capital Corporation (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
G. Cooper, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 15, 2004

                                        /s/ Charles G. Cooper
                                        ----------------------------
                                        Charles G. Cooper
                                        President and Chief
                                        Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Bay View Capital Corporation and will be retained by Bay View Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.